Investee Companies and other investments	12 Months Ended
Dec. 31, 2017
Disclosure of associates [abstract]
Investee Companies and other investments
Note 6 - Investee Companies and other investments

A.	Equity accounted investees

U. Dori Energy Infrastructures Ltd. (“Dori Energy”) –

On November 25, 2010, the Company through its wholly owned subsidiary, Ellomay Clean Energy Ltd. ("Ellomay Energy") entered into an Investment Agreement (the "Dori Investment Agreement") with Dori Group Ltd. ("Dori Group") (currently Amos Luzon Entrepreneurship and Energy Group Ltd. – “Luzon Group”), and Dori Energy, with respect to an investment in Dori Energy. Dori Energy holds 18.75% of the share capital of Dorad Energy Ltd. ("Dorad"), which owns an approximate 850 MWp bi-fuel operated power plant in the vicinity of Ashkelon, Israel (the "Dorad Power Plant"). On January 27, 2011 (the “Dori Closing Date”), Ellomay Energy invested a total amount of NIS 50,000 thousand (approximately € 9,964 thousand) in Dori Energy, and received 40% in Dori Energy's share capital (the "Dori Investment").

Concurrently with the execution of the Dori Investment Agreement, Ellomay Energy, Dori Energy and Dori Group have also entered into the Dori Shareholders Agreement ("Dori SHA"). The Dori SHA grants each of Dori Group and Ellomay Energy with equal rights to nominate directors in Dorad, provided that in the event Dori Energy is entitled to nominate only one director in Dorad, such director shall be nominated by Ellomay Energy for so long as Ellomay Energy holds at least 30% of Dori Energy.

Following the consummation of the Dori Investment, the holdings of Ellomay Energy in Dori Energy were transferred to Ellomay Clean Energy Limited Partnership (“Ellomay Energy LP”), an Israeli limited partnership whose general partner is Ellomay Energy and whose sole limited partner is the Company. Ellomay Energy LP replaced Ellomay Energy with respect to the Dori Investment Agreement and the Dori SHA.

On May 12, 2014, Dorad was issued production licenses for 20 years and a supply license for one year and, on May 19, 2014, Dorad began commercial operation of the power plant. In July 2015, Dorad was issued a long term supply license that will expire on May 11, 2034.

The Dori Investment Agreement also granted Ellomay Energy an option to acquire additional shares of Dori Energy that, upon exercise, would increase Ellomay Energy's percentage holding in Dori Energy to 49% ("first option") and, following the obtainment of certain regulatory approvals to 50% ("second option"). The first option was exercisable starting from issuance and was due to expire within twelve (12) months following the completion and delivery of the Dorad Power Plant and the second option commenced at that date and was exercisable within 2 years following the completion and delivery of the Dorad Power Plant. The exercise price of the options was NIS 2.4 million for each 1% of Dori Energy's issued and outstanding share capital (on a fully diluted basis).

The total consideration of the Dori Investment Agreement was allocated to the option to acquire additional shares of Dori Energy based on its estimated fair value as at the Dori Closing Date, in the amount of €70 thousand and to the 40% in Dori Energy’s capital shares in the amount of €9,825 thousand (including capitalized expenses in the amount of approximately €69 thousand).

In April 2015, the Company provided a notice of exercise of the first option to acquire additional share capital of Dori Energy. Following the exercise of this first option, the Company’s holdings in Dori Energy increased from 40% to 49% and the Company’s indirect ownership of Dorad increased from 7.5% to 9.1875%. The aggregate amount paid by the Company in connection with the exercise of the first option amounted to approximately NIS 28,207 thousand (approximately €6,468 thousand) and includes the exercise price of NIS 21,600 thousand (approximately €4,953 thousand) and the amount of approximately NIS 6,607 thousand (approximately €1,515 thousand) required in order to realign the shareholders loans provided to Dori Energy by its shareholders with the new ownership structure.

The Company determined the fair value of the acquired assets and liabilities and allocated the consideration mostly, to customers’ contracts and goodwill.

In May 2016, the Company exercised the second option to acquire additional share capital of Dori Energy. Following the exercise of this option, the Company’s holdings in Dori Energy increased from 49% to 50% and the Company’s indirect ownership of Dorad increased from 9.1875% to 9.375%. The aggregate amount paid by the Company in connection with the exercise of the second option amounted to approximately NIS 2,800 thousand (approximately €657 thousand), including approximately NIS 400 thousand (approximately €9 thousand) required in order to realign the shareholders loans provided to Dori Energy by its shareholders with the new ownership structure. The Company determined the fair value of the acquired assets and liabilities and allocated the consideration to customers’ contracts.

As of December 31, 2017, subordinated shareholder loans granted by the Company to Dori Energy (including amounts extended in connection with the exercise of the first and second options) amount to approximately NIS 54,088 thousand (approximately €13,025 thousand). The shareholder loans are linked to the Israeli CPI and bear an annual interest rate that is 3% higher than the interest Dorad is committed to pay to Dorad's financing consortium during the financial period in respect of the "senior debt" (5.5% as of December 31, 2017).

During July 2016, in connection with the repayment by Dorad of interest and principal on account of shareholders loans in the aggregate amount of approximately NIS 350,000 thousand (approximately €82,000 thousand), the Company received an  amount of approximately NIS 30,000 thousand (approximately €7,030 thousand). During January 2017, in connection with the repayment by Dorad of interest on account of shareholders loans of approximately NIS 50,000 thousand (approximately €12,330 thousand), the Company received an  amount of approximately NIS 1,750 thousand (approximately €407 thousand). During January 2018, in connection with the repayment by Dorad of interest and principal on account of shareholders loans in the aggregate amount of approximately NIS 80,000 thousand (approximately €19,265 thousand), the Company received an amount of approximately NIS 6,950 thousand (approximately €1,670 thousand). The Company recorded this as current maturities of loan to an equity accounted investee.

As of December 31, 2017, Dorad provided, through its shareholders at their proportionate holdings and as required by the financing agreements executed by Dorad, guarantees in favor of the Israeli Public Utilities Authority – Electricity (the “Israeli Electricity Authority”), the Israeli Electric Company and the Israel Natural Gas Lines Ltd. Total performance guarantees provided by Dorad amounted to approximately NIS 163,000 thousand (approximately €39,250 thousand). The Company's indirect share of guarantees Dorad provided through its shareholders is approximately NIS 15,000 thousand (approximately €3,612 thousand). During January 2018, total performance guarantees provided by Dorad increased to approximately NIS 173,000 thousand (approximately €41,660 thousand). As a result of this increase, the Company's indirect share of guarantees Dorad provided through its shareholders is approximately NIS 16,000 thousand (approximately €3,853 thousand).

On December 19, 2016 the Israeli Electricity Authority published a summary decision regarding “Electricity Rates for Customers of IEC in 2016” which in accordance the average production component was reduced by approximately 0.5% as from January 1, 2017 and remained in effect to the end of 2017.

On January 15, 2018 the electricity rate has been changed. According to the decision the overage production component will increase by approximately 6% from January 15, 2018 and will remain in effect to the end of 2018.

The investment in Dori Energy is accounted for under the equity method.
Dorad and its shareholders are involved in several legal proceedings as follows:

       Petition to Approve a Derivative Claim filed by Dori Energy

On July 16, 2015, Dori Energy and Dori Energy’s representative on Dorad’s board of directors, Mr. Hemi Raphael , filed a petition (the "Petition"), for approval of a derivative action on behalf of Dorad with the Economic Department of the Tel Aviv-Jaffa District Court. The Petition was filed against Zorlu Enerji Elektrik Uretim A.S, which holds 25% of Dorad (“Zorlu”), Zorlu’s current and past representatives on Dorad’s board of directors and Wood Group Gas Turbines Services Ltd. (“Wood Group”) and several of its affiliates, all together, the Defendants. The petition requested, inter alia, that the court instruct the Defendants to disclose and provide to Dorad documents and information relating to the contractual relationship between Zorlu and Wood Group, which included the transfer of funds from Wood Group to Zorlu in connection with the EPC agreement of the Dorad Power Plant. On January 12, 2016, Dori Energy filed a motion to amend the Petition to add Ori Edelsburg (a director in Dorad) and affiliated companies as additional respondents, to remove Zorlu's representatives and to add several documents which were obtained by Dori Energy, after the Petition had been filed. At a hearing held on April 20, 2016, the request submitted in January 2016 to amend the Dori Energy Petition to add Ori Edelsburg (a director in Dorad) and affiliated companies as additional respondents was approved. On December 27, 2016, an arbitration agreement was executed pursuant to which this proceeding, as well as the two proceedings mentioned below will be arbitrated before Judge (retired) Hila Gerstel. Following the execution of the arbitration agreement, Dori Energy and Mr. Hemi Raphael requested the deletion of the proceeding and the request was approved. A statement of claim was filed by Dori Energy and Mr. Hemi Raphael on behalf of Dorad against Zorlu, Mr. Edelsburg, Edelcom Ltd. (“Edelcom”) and Edeltech Holdings 2006 Ltd. on February 23, 2017 in which they repeated their claims included in the amended Petition and in which they required the arbitrator to obligate the defendants, jointly and severally, to pay an amount of $183,367,953 plus interest and linkage to Dorad. During March 2017, the respondents filed two motions with the arbitrator as follows: (i) to instruct the plaintiffs to resubmit the statement of claim filed in connection with the arbitration proceedings in a form that will be identical to the form of the statement of claim submitted to the court, with the addition of the monetary demand only or, alternatively, to instruct that several sections and exhibits will be deleted from the statement of claim and (ii) to postpone the date for filing their responses by 45 days from the date the motion set forth under (i) is decided upon.

The plaintiffs filed their objection to both motions and some of the respondents filed their responses to the objection. In April 2017, the arbitrator rejected the majority of the defendants’ motions that were filed in March 2017. In April 2017, the Defendants filed their statements of defense. Within the said statements of defense, Zorlu attached a third party notice against Dorad, Dori Energy and the Luzon Group, in the framework of which it repeated the claims on which its defense statement was based and claimed, among other claims, that if the plaintiffs’ claim against Zorlu was accepted  and would negate Zorlu’s right receive compensation and profit from its agreement with Dorad and therefore Zorlu should be compensated in the amount of approximately NIS 906.4 million (approximately €218 million). Similarly, also within their statement of defense, Edelcom, Mr. Edelsburg and Edeltech filed a third party notice against Dori Energy claiming for breaches by Dori Energy of the duty to act in good faith in contract negotiations and that any amount ruled will constitute unlawful enrichment. On October 1, 2017, Eilat Ashkelon Infrastructure Services Ltd. (“EAIS”), which holds 37.5% of Dorad’s shares, filed a statement of claim in the arbitration proceedings In its statement of claim, EAIS joins Dori Energy’s and Mr. Raphael’s request as set forth in the statement of claim filed by them in the arbitration proceeding and raises claims that are similar to the claims raised by Dori Energy and Mr. Raphael. In November 2017, Dori Energy and Mr. Raphael filed their responses to the defendants’ statements of defense and in December 2017, Dori Energy, Mr. Raphael and EAIS filed their statements of defense to the third party notices submitted by the defendants. In December 2017, Zorlu filed a request in connection with the Dori Energy statement of claim to the extent it is directed at board members serving on behalf of Zorly and in January 2018 the arbitrator provided its ruling that the legal validity of the actions or inactions of board members of Dorad will be attributed to the entities that are shareholders of Dorad on whose behalf the relevant board member acted and the legal determinations, if any, will be directed only towards the shareholders of Dorad. During January 2018, Mr. Edelsburg, Edelcom and Zorlu filed their statement of defense in connection with the claim filed by EAIS and also filed third party notices against EAIS, Dori Energy and the Luzon Group claiming that EAIS and the Luzon Group enriched themselves at Dorad’s account without providing disclosure to the other shareholders and requesting that, should the position of Dori Energy and EAIS be accepted in the main proceeding, the arbitrator, among other things, obligate EAIS to refund to Doard all of the rent paid to date and determine that Dorad is not required to pay any rent in the future or determine that the rent fees be reduced to their market value and refund Dorad the excess amounts paid by it to EAIS, to determine that the board members that represent EAIS and Dori Energy breached their fiduciary duties towards Dorad and obligate EAIS and Dori Energy to pay the amount of $140 million, plus interest in the amount of $43 million, which is the amount Zorly received for the sale of its rights under the Dorad EPC agreement, and to rule that in connection with the engineering and construction works performed by the Luzon Group, the Luzon Group and Dori Energy are required to refund to Dorad or compensate the defendants in an amount of $24 million, plus interest and linkage and, alternatively, to determine that Mr. Edelsburg, Edelcom and Zorlu are entitled to indemnification from the third parties for the entire amount they will be required to pay. With respect to the said third party notices, the Company estimates (after consulting with legal counsel) that if the main (Derivative) claim is dismissed then the third party notices will be redundant, whereas if the main claim is accepted, it is more likely than not that the third party notices shall be rejected, as they are based on arguments similar to those raised by the defendants in their statements against of defense filed against the main claim. The Company estimates (after consulting with legal counsel), that at this early stage it is not yet possible to assess the outcome of the proceeding.

Petition to Approve a Derivative Claim filed by Edelcom

On July 25, 2016, Edelcom Ltd., which holds 18.75% of Dorad (“Edelcom”), filed a petition for approval of a derivative action on behalf of Dorad (the “Edelcom Petition”) against Ellomay Energy, Amos Luzon Entrepreneurship and Energy Group Ltd. (f/k/a U. Dori Group Ltd.), which holds 50% of Dori Energy’s shares (the “Luzon Group”), Dori Energy and Dorad  following a letter delivered to Dorad on February 25, 2016. The Edelcom Petition refers to an entrepreneurship agreement that was signed on November 25, 2010 between Dorad and the Luzon Group, pursuant to which the Luzon Group received payment in the amount of approximately NIS 49.4 million (approximately €11.9 million) in consideration for management and entrepreneurship services. Pursuant to this agreement, the Dori Group undertook to continue holding, directly or indirectly, at least 10% of Dorad’s share capital for a period of 12 months from the date the Dorad Power Plant is handed over to Dorad by the construction contractor. The Edelcom Petition claims that as a consequence of the management rights and the options to acquire additional shares of Dori Energy granted to the Company pursuant to the Dori Investment Agreement, the holdings of the Dori Group in Dorad have fallen below 10% upon execution of the Dori Investment Agreement. The Edelcom Petition therefore claims that Dori Group breached its commitment according to entrepreneurship agreement and requests that a derivative action be approved to recover an amount of NIS 49.4 million, plus linkage and interest from the defendants. The Company estimates (after consulting with legal counsel), that at this early stage it is not yet possible to assess the outcome of the proceeding. As noted above, on December 27, 2016, an arbitration agreement was executed pursuant to which this proceeding, as well as the proceeding mentioned above and below will be arbitrated before Judge (retired) Hila Gerstel and the proceeding before the court was deleted. On February 23, 2017, Edelcom submitted the petition to approve the derivative claim to the arbitrator. For more information see above.

Statement of Claim filed by Edelcom

In July 2016, Edelcom filed a statement of claim (the “Edelcom Claim”), with the Tel Aviv District Court against Dori Energy, Ellomay Energy, the Luzon Group, Dorad and the other shareholders of Dorad. In the Edelcom Claim, Edelcom contends that a certain section of the shareholders agreement among Dorad’s shareholders (“the Dorad SHA”), contains several mistakes and does not correctly reflect the agreement of the parties. Edelcom claims that these purported mistakes were used in bad faith by the Luzon Group, Ellomay Energy and Dori Energy during 2010 in connection with the issuance of Dori Energy’s shares to Ellomay Energy and that, in effect, such issuance was allegedly in breach of the restriction placed on Dorad’s shares and the right of first refusal granted to Dorad’s shareholders in the Dorad SHA. The Edelcom Claim requests the court to: (i) issue an order compelling the Luzon Group, Ellomay and Dori Energy to act in accordance with the right of first refusal mechanism included in the Dorad SHA and to offer to the other shareholders of Dorad, including Edelcom, a right of first refusal in connection with 50% of Dori Energy’s shares (which are currently held by Ellomay Energy, a wholly-owned subsidiary of the Company), under the same terms agreed upon by the Luzon Group, Ellomay Energy and Dori Energy in 2010, (ii) issue an order instructing Dorad to delay all payment due to Dori Energy as a shareholder of Dorad, including dividends or repayment of shareholders’ loans, for a period as set forth in the Edelcom Claim, (iii) issue an order instructing Dorad to remove Dori Energy’s representative from Dorad’s board of directors (currently Mr. Hemi Raphael, who also serves on the Company’s Board) and to prohibit his presence and voting at the Dorad board of directors’ meetings, for a period as set forth in the Edelcom Claim, and (iv) grant any other orders as the court may deem appropriate under the circumstances. As noted above, on December 27, 2016, an arbitration agreement was executed pursuant to which this proceeding, as well as the two proceeding mentioned above, will be arbitrated before Judge (retired) Hila Gerstel and the proceeding before the court was deleted. On February 23, 2017, Edelcom submitted the statement of claim to the arbitrator. For more information see above. The Company estimates (after consulting with legal counsel), that at this early stage it is not yet possible to assess the outcome of the proceeding.

Opening Motion filed by Edelcom

On December 8, 2016, Edelcom filed an opening motion with the Economic Department of the Tel Aviv-Yaffo District Court against the Luzon Group, Dori Energy and Dorad (“the Opening Motion”). The Opening Motion was filed shortly after the publication in Israel of a prospectus by the Luzon Group for the issuance of debentures to the Israeli public, proposed to be secured, among other securities, by a pledge on Dori Energy’s shares that are held by the Luzon Group (representing a 50% ownership percentage in Dori Energy, with us, indirectly, holding the remaining 50%).

In the Opening Motion, Edelcom requests the court to declare that: (a) the creation of a lien on Dori Energy’s shares held by the Luzon Group triggers the right of first refusal mechanism included in the Dorad SHA, (b) that the Luzon Group and/or Dori Energy are obligated to act in accordance with such right of first refusal and enable the shareholders of Dorad to acquire all of Luzon Group’s holdings in Dori Energy or, indirectly, in Dorad, for a consideration of NIS 70 million less the value of other securities provided to the debenture holders or, alternatively, for an amount to be determined by an economic expert appointed by the court, and (c) to determine that Edelcom’s notice of exercise of its right of first refusal, obligates the Luzon Group and/or Dori Energy.

During January 2017, Edelcom filed a request to amend the Opening Motion to request the court to also examine the issuance of shares of Dori Energy to Ellomay Energy in 2010 as, based on Edelcom’s position, the pledging of Dori Energy’s shares by the Luzon Group finalized the disposition of all of the Luzon Group’s shares in Dori Energy to third parties and therefore Edelcom claims that the right of first refusal included in the Dorad SHA is available to Edelcom. During January 2017 the Luzon Group filed its response to the Opening Motion and a request to schedule an urgent hearing. Thereafter, the Luzon Group filed its objection to Edelcom’s request to amend the Opening Motion claiming that Edelcom did not disclose the relevant sections of the Dorad SHA and the request to amend the Opening Motion does not comply with the applicable law regarding amending court claims. During January 2017, after the Luzon Group amended its prospectus to reflect the issuance of unsecured debentures, Edelcom filed a motion to stop the Opening Motion as Edelcom claimed it was no longer relevant. The Luzon Group requested the court to either rule that Edelcom’s request to stop the Opening Motion permits the creation of the lien on the Luzon Group’s shares of Dori Energy or, to the extent Edelcom has not changed its claims, the request to stop the Opening Motion should be rejected and the case ruled on by the court as soon as possible in order to enable the Luzon Group to provide a pledge on its shares of Dori Energy to its debenture holders. In February 2017, Edelcom filed its response to the Luzon Group’s request noting that the Luzon Group’s position is not possible as the Luzon Group undertook not to pledge Dori Energy shares until the Opening Motion is decided on and on the other hand the Luzon Group claims that there is still an undertaking to provide the pledge. The trustee of the debentures issued by the Luzon Group notified the court that it does not have a position in the matter. During March 2017 a hearing was held and it was decided that the Luzon Group will file during March 2017 an opening motion on its behalf and such opening motion was filed by the Luzon Group. A hearing was scheduled for May 2017. Based on its review of the Opening Motion and related documents, the Company estimates that the chances of the court dismissing the Opening Motion filed by Edelcom are higher than the chances of the court granting the relief requested in such Opening Motion. On January 5, 2017, Ellomay Energy LP filed a request to join the proceeding as the outcome of the Opening Motion may materially affect its rights. The court approved Ellomay Energy LP’s request. In March 2017, the Luzon Group filed an opening motion on its behalf requesting that the court rule on the issues raised in the Opening Motion. On August 31, 2017, the court ruled that a pledge on Dori Energy's shares held by the Luzon Group as contemplated by the Luzon Group in its prospectus governing the debentures issued by the Luzon Group does not trigger a right of first refusal to any of Dorad's shareholders. The Court further determined that Edelcom will pay legal expenses to the Luzon Group and the other parties to the proceeding. The Luzon Group noted in its filing with the Israel Securities Authority that subject to the ruling becoming final and the passing of the appeal period on this ruling, its conditional undertaking to provide a pledge on its Dori Energy shares will become effective. On October 26, 2017, Edelcom filed an appeal with respect to the ruling of the Israeli District Court with the Israeli Supreme Court. In February 2018, following the filing by the various parties of their claims and responses, a hearing was held in the Israeli Supreme Court and Edelcom withdrew the appeal and it was dismissed.

Composition of the investments

	December 31
	2017	2016
	€ in thousands

Investment in shares	18,515	18,578
Long-term loans	9,860	11,468
Deferred interest	(720)	(773)
	27,655	29,273
Current Maturities of the long-term loans	3,165	1,236
	30,820	30,509

                Changes in investments

	2017	2016
	€ in thousands
Changes in equity and loans:
Balance as at January 1	30,509	34,028
Exercise of the option to acquire additional shares	-	556
Grant of long term loans	-	154
Repayment of long term loans	(407)	(7,034)
Interest on long term loans	1,104	1,192
Deferred interest	54	51
Elimination of interest on loan from related party	(1,158)	(1,244)
The Company’s share of income	1,531	1,375
Foreign currency translation adjustments	(813)	1,431
Balance as at December 31	30,820	30,509

   Summary financial data for investees, not adjusted for the percentage ownership held by the Company

(a)	Summary information on financial position

								Equity
	Rate of	Current	Non-current	Total	Current	Non-current	Total	attributable to the owners of the	Company’s	Surplus Costs and	Other	Carrying Amount of
	ownership	Assets	assets	assets	liabilities	liabilities	liabilities	Company	share	goodwill	Adjustments	investment
	%	€ in thousands
2017
Dori Energy	50	8,013	47,959	55,972	(51)	(26,006)	(26,057)	29,915	14,958	3,925	(367)	18,515

2016
Dori Energy	50	4,511	50,036	54,547	(3,956)	(21,628)	(25,584)	28,963	14,481	4,481	(384)	18,578

(b)	Summary information on operating results

	Rate of ownership as of December 31, 2016	Income for the year	Company’s share	Elimination of interest on loan from related party	Other Adjustments	Company’s share of income of investee

	%	€ in thousands
2017
Dori Energy	50	1,751	876	1,158	(503)	1,531
2016
Dori Energy	50	490	245	1,244	(114)	1,375

B.	Pumped Storage Projects

Loan to PSP Gilboa and Related Receivables

On July 17, 2013 the Company entered into a loan agreement with Erez Electricity Ltd. ("Erez Electricity") that owns, among its other holdings, 24% of the pumped storage project in the Gilboa, Israel ("PSP Gilboa") pursuant to which an amount of approximately NIS 770 thousand (€164 thousand) was loaned to Erez Electricity. In November 2013 in connection with the sale of Erez Electricity's holdings in PSP to third parties, the Company and Erez Electricity reached an agreement according to which the Company is entitled to the repayment of the amount loaned including accrued interest and linkage, amounting to approximately NIS 1,000 thousand (€200 thousand) and may be entitled to additional compensation in the aggregate amount of NIS 6,700 thousand (approximately €1,400 thousand), which will be linked to the Israeli CPI and will be paid in 2 installments of approximately NIS 1,200 thousand (approximately €250 thousand) upon financial closing of PSP Gilboa and NIS 5,500 thousand (approximately €1,160 thousand) upon receipt of permanent licenses for generation of power and the approval of the technical advisor appointed by the financial institutions who have financed PSP Gilboa to the transfer from set up phase to operational phase. The Company received the first installment of approximately NIS 1,200 thousand (approximately €260 thousand) in July 2014 and believes it will also be entitled to receive the second installment. As at December 31, 2017, the Company estimated the fair value of the second installment to be paid at approximately NIS 5,188 thousand (approximately €1,249 thousand) using a discounted cash flow model. The revaluation of such financial asset has been recognized as Other Income in consolidated statements of profit and loss.

Pumped-storage project in the Manara Cliff in Israel (“Manara PSP”)-

On January 28, 2014, the Company entered into an agreement with Ortam Sahar Engineering Ltd. (“Ortam”), an Israeli publicly traded company, pursuant to which we acquired (a) Ortam’s holdings (24.75%) in Agira Sheuva Electra, L.P. (the “Partnership”), an Israeli limited partnership that had been promoting the Manara PSP; and (b) Ortam’s holdings: (i) in Chashgal Elyon Ltd. (the “GP”), an Israeli private company, which is the general partner in the Partnership (holding 25% in the Partnership), and (ii) in the engineering, procurement and construction contractor of the aforementioned project (50%). On May 20, 2014 our indirectly wholly-owned subsidiary, Ellomay Manara (2014) Ltd. (“Ellomay Manara”), entered into an agreement (the “Electra Agreement”), with Electra Ltd. (“Electra”), an Israeli publicly traded company. Pursuant to the Electra Agreement, Ellomay Manara acquired Electra's holdings (24.75%) in the Partnership, as well as Electra’s holdings in the GP (25%).

In addition, we, Ellomay Manara and Electra agreed that: (i) on the closing date of the transactions contemplated under the Electra Agreement, Ellomay Manara shall transfer to subsidiaries of Electra all of its then holdings in the engineering, procurement and construction contractor of the aforementioned project (the “EPC”), (50%), which will be acquired at closing by us from another partner in the Partnership pursuant to a conditional agreement we entered into, resulting in Electra’s subsidiaries holding 100% of the EPC; and (ii) each of Electra (through its subsidiaries) and us (together with Ellomay Manara) was granted an eighteen-month put option and call option, respectively, with respect to the entire holdings in the EPC.
In addition to the aforementioned agreements, on January 19, 2014 the Company entered into an agreement with Galilee Development Cooperative Ltd., an Israeli cooperative (the “Cooperative”), pursuant to which, subject to the fulfillment of certain conditions, the Company shall acquire the Cooperative’s holdings (24.75%) in the Partnership as well as its holdings in: (i) the GP (25%), and (ii) the EPC (50%). On November 3, 2014, Ellomay Manara consummated the acquisition of 75% of the limited partnership rights in the Partnership, as well as 75% of the holdings in the GP, from Electra, Ortam and the Cooperative. The remaining 25% of the holdings in the Partnership and in the GP are held by Sheva Mizrakot Ltd., an Israeli private company (“Sheva Mizrakot”). We and Ellomay Manara did not pay any consideration upon the acquisition, and undertook to pay certain consideration upon the fulfillment of certain conditions precedent. On the same date, Ellomay Manara acquired Ortam’s holdings (50%) in the EPC and, as set forth above, immediately transferred such holdings to a subsidiary of Electra, which, following such transfer, now holds 100% of the EPC. According to the various agreements executed in connection with the Manara PSP, the Company and Ellomay Manara are liable (subject to certain conditions and limitations), jointly and severally, to all the monetary obligations of Ellomay Manara.

As of December 31, 2017, The Company  paid an amount of approximately NIS 3,400 thousand (approximately €825 thousand) on account of the consideration upon the acquisition and did not pay the remaining consideration it undertook to pay upon the fulfillment of certain conditions precedent in the aggregate amount of approximately NIS 61,800 thousands (approximately €14,882 thousand).

In August 2016, Ellomay Pumped Storage (2014) Ltd. (“Ellomay PS”), the Company’s 75% owned subsidiary, received a conditional license for the Manara PSP (the “Conditional License”) from the Israeli Minister of Energy (the “Minister”). The Conditional License initially regulated the construction of a pumped storage plant in the Manara Cliff with a capacity of 340 MW. The Conditional License includes several conditions precedent to the entitlement of the holder of the Conditional License to receive an electricity production license. The Conditional License is valid for a period of seventy two (72) months commencing from the date of its approval by the Minister, subject to compliance by Ellomay PS with the milestones set forth therein and subject to the other provisions set forth therein (including a financial closing, the provision of guarantees and the construction of the pumped storage hydro power plant).

In September 2016, Ellomay PS filed a petition (the “First Petition”), with the Israeli High Court of Justice against the Minister, the Israeli Electricity Authority and Kochav Pumped Storage Ltd. (“Kochav PS”), the owner of the Kochav Hayarden pumped storage project (“Kochav Hayarden Pumped Storage Project”). The First Petition was filed in connection with the decision of the Israeli Electricity Authority, which was approved by the Minister, to extend the financial closing milestone deadline of the Kochav Hayarden Project, which received a conditional license for a pumped storage plant with a capacity of approximately 340 MW in 2014. In the Petition, Ellomay PS requested the High Court to order the Israeli Electricity Authority to explain why the extension should not be canceled. If Kochav PS had not received the milestone extension, its conditional license was to be terminated due to non-compliance.

Therefore, among its claims, Ellomay PS claimed that as the quota for pumped storage projects in Israel is 800 MW, and there is one 300 MW project that has been allocated a portion of such quota, the extension approved by the Israeli Electricity Authority could irreparably harm Ellomay PS’s chances of securing a portion of the quota. In January 2017, the Israeli High Court of Justice dismissed the Petition.

On March 3, 2017, Ellomay PS filed another petition, or the Second Petition, with the Israeli High Court of Justice against the Minister, the Electricity Authority and Kochav PS. Ellomay PS has also filed concurrently with the Second Petition, a motion for an interim relief, which would prevent the Minister and the Israeli Electricity Authority from granting Kochav PS any approval in connection with its compliance with any milestones stipulated in its conditional license. The Second Petition was filed in connection with the decision of the Israeli Electricity Authority, dated February 20, 2017, to extend the following milestones deadlines stipulated in Kochav PS’s conditional license: (i) financial closing milestone deadline; and (ii) construction period for Kochav PS’s project. Kochav PS filed its response to the request for the motion for an interim relief on March 16, 2017. In its response, amongst other claims, Kochav PS requested that if the court granted Ellomay PS’s motion for an interim relief, Ellomay PS would be obligated to post a bond in the amount of NIS 10 million in order to cover Kochav PS’s damages caused by the interim relief. The Minister and the Israeli Electricity Authority claimed, amongst other claims, that the motion should be dismissed, as should the Second Petition. In May 2017, the Israeli High Court of Justice dismissed the Second Petition.

In June 2017, the court accepted a motion filed by Kochav PS requesting that the court maintain the NIS 2 million guarantee that was provided by Ellomay PS, due to costs and alleged damages incurred by Kochav PS, and costs incurred by the governmental authorities, and ruled that the guarantee will be maintained by the Court for a period of three months pending a filing of a claim for damages by Kochav Hayarden. According to the ruling, in case a claim will not be filed by Kochav PS within the said three months, the guarantee will be returned to Ellomay PS.

On December 27, 2017, Kochav PS filed a statement of claim against Ellomay PS with the Tel Aviv – Jaffa Magistrate Court claiming damages allegedly caused due to delays in connection with the Second Petition. Kochav PS claims damages in an aggregate amount of approximately NIS 4.2 million (approximately €1.02 million). Kochav Hayarden claims damages in an aggregate amount of approximately NIS 4,238 thousand (approximately €1,020 thousand). On March 15th, 2018 the Company submitted its response. On March 18th, 2018 the Court ordered Kochav PS to submit a Letter of Commitment. Additionally, the Court suggested the parties to reach an agreement. As at this date, the parties are negotiating in order to reach an agreement.
Since the claim is in its early stages, at this point it is not possible to assess its chances.

On December 4, 2017, the Israeli Electricity Authority announced the reduction of the capacity stipulated in the Conditional License issued to Ellomay PS from 340 MW to 156 MW. The reduced capacity is based on the remaining capacity in the quota determined by the Israeli Electricity Authority after deducting the capacity already allocated to two projects that are in more advanced stages than the Manara PSP. The Israeli Electricity Authority also announced the extension by an aggregate period of six months of the deadline for producing a connection survey in both conditional licenses. In its decision, the Israeli Electricity Authority noted that in the event one of the holders of the conditional licenses reaches financial closing, the Israeli Electricity Authority will commence the process of revoking the other conditional licenses for projects that have not yet reached financial closing.

The Company expects to continue promoting the Manara PSP but may, for various reasons including changes in the applicable regulation and adverse economic conditions, resolve not to continue the advancement of the Manara PSP without further liability to the other parties under the aforementioned agreements.

Composition of Advances on account of investments

	December 31
	2017	2016
	€ in thousands
On account of the Manara PSP	825	812
	825	812

Composition of short-term and long-term financial assets

	December 31
	2017	2016
	€ in thousands
Income receivable in connection with the Erez Electricity PSP	1,249	1,265
	1,249	1,265

C.	Subsidiaries - Business combinations

1.
In July 2015, the Company acquired an additional 15% interest in Ellomay Spain S.L., the owner of a photovoltaic plant in Spain with an installed capacity of approximately 2.3 MWp, for approximately €775 thousand, increasing its ownership in Ellomay Spain S.L. from 85% to 100%.

2.	Waste-to-energy (“WtE”) Projects in the Netherlands

In July 2016, the Company, through its wholly-owned subsidiary Ellomay Luxemburg Holdings S.àr.l. (“Ellomay Luxemburg”), entered into a strategic agreement (“the Ludan Agreement”), with Ludan Energy Overseas B.V. (an indirectly wholly-owned subsidiary of Ludan Engineering Co. Ltd. (TASE: LUDN)) (“Ludan”) in connection with WtE (specifically Gasification and Bio-Gas (anaerobic digestion)) projects in the Netherlands. Pursuant to the Ludan Agreement, subject to the fulfillment of certain conditions (including the financial closing of each project and receipt of a valid Sustainable Energy Production Incentive subsidy from the Dutch authorities and applicable licenses), the Company, through Ellomay Luxembourg, will acquire at least 51% of each project company and Ludan will own the remaining 49% (each project that meets the conditions under the Ludan Agreement is referred to as an “Approved Project”).

In the event additional entities will invest in an Approved Project, their holdings will not dilute Ellomay Luxembourg's 51% share without the Company's prior approval, and in any case, Ellomay Luxembourg and Ludan will maintain the majority stake in each of the project companies.

Groen Goor Anaerobic Digestion Project-

Pursuant to the Ludan Agreement, the Company, through Ellomay Luxemburg, entered in July 2016 - November 2016 into loan agreements with Ludan whereby the Company provided loans in the aggregate amount (including accrued interest) of approximately Euro 2,000 thousand, as of December 31, 2017, to Ludan (“the Ludan Loans”), for purposes of the acquisition of the rights in Groen Gas Goor B.V. (“Groen Goor”), a project company developing an anaerobic digestion plant, with a green gas production capacity of approximately 375 Nm3/h, in Goor, the Netherlands (“the Goor Project”) and the land on which the Goor Project will be constructed. Ellomay Luxemburg was issued shares representing a 51% interest in Groen Goor. The Ludan Loans converted into shareholder’s loans on December 20, 2016, upon the financial closing of the Goor Project.

During September 2016, the Company, through Ellomay Luxembourg, entered into two separate memorandums of understanding (“MOUs”), with Ludan, setting forth Ludan’s and the Company agreed material principles and understandings with respect to the Goor Project's EPC and O&M agreements. Pursuant to such MOUs, in November 2016 Groen Goor entered into an EPC agreement with Ludan.

Groen Gas Oude-Tonge Anaerobic Digestion Project-

The Company, through Ellomay Luxemburg, entered in April 2017 - June 2017 into loan agreements with  Groen Gas Oude-Tonge B.V. (“Groen Gas Oude-Tonge”) whereby the Company provided shareholder loans to Groen Gas Oude Tonge in the aggregate amount (including accrued interest) of approximately Euro 1,700 thousand, as of December 31, 2017, for purposes of developing an anaerobic digestion plant, with a green gas production capacity of approximately 475 Nm3/h, in Oude-Tonge, the Netherlands (“the Oude-Tonge Project”) and the acquisition of the land on which the Oude-Tonge Project will be constructed. Ellomay Luxemburg was issued shares representing a 51% interest in Groen Gas Oude Tonge.

During April 2017, Oude-Tonge, entered into an EPC agreement with Ludan.

3.	New project in Spain

In April 2017, the Company, through one of its subsidiaries, entered into a share purchase agreement (the “SPA”), pursuant to which it purchased and acquired the entire share capital of a Spanish company, Talasol Solar S.L. (“Talasol”), which is promoting the construction of a photovoltaic plant with a peak capacity of 300 MW in the municipality of Talaván, Cáceres, Spain (the “Project”). The SPA provides that the purchase price for Talasol's shares is Euro 10 million  and that this amount is to be deposited in escrow. The release of the amount from escrow is subject to customary conditions subsequent in these types of transactions, the occurrence of any of which by June 30, 2018 will allow the Company to automatically terminate the SPA. These conditions include receipt of certain regulatory approvals and entry into certain material agreements. The SPA further provides the sellers with rights to terminate the SPA in the event the regulatory approvals are granted and the Company or Talasol fail to take certain actions required in order to advance the Project. Such conditions subsequent were not met as of December 31, 2017.

D.	Subsidiaries – Service Concession project

In June 2017, the Company executed an agreement (the “Talmei Yosef Agreement”) to acquire 100% of the equity of an Israeli company ("Talmei Yosef") that owns (through its subsidiaries) a photovoltaic site with fixed technology and a nominal capacity of approximately 9 MWp in Talmei Yosef, Israel (the “Talmei Yosef Project”) from Solegreen Ltd. (TASE: SLGN). The Talmei Yosef Agreement provides that the Company will acquire 100% of the equity of the Israeli company, subject to certain conditions precedent, in consideration for an aggregate amount of NIS 39 million (approximately €9,476 thousand), subject to certain adjustments, after which the aggregate consideration amounted to approximately NIS 48,625 thousand (approximately €11,815 thousand). The Talmei Yosef Project is primarily financed by an Israeli consortium led by Israel Discount Bank. Such conditions precedent were met on October 18, 2017.

The Company performed an analysis of the fair value of identifiable assets acquired and liabilities assumed by applying a discounted cash-flow method.

Identifiable assets acquired and liabilities assumed (based on amounts as described hereunder):

Acquisition date
€ in thousands

Receivable from concessions project	28,927
Intangible asset	5,505
Restricted cash	1,795
Long-term loan	(21,370)
Working Capital, net (excluding cash and cash equivalents)	(119)
Deferred tax	(4,887)
Total net identifiable assets	9,851

The aggregate cash flows derived for the Company as a result of the acquisition:

€ in thousands
Cash and cash equivalents paid	11,815
Less - cash and cash equivalents of the subsidiary	(1,964)
9,851

(*)The fair value of the income receivable in connection with concession project was calculated according to the cash flows expected to be received from the Israel Electricity Authority for a period of 16 years, discounted at a weighted interest rate of 5.9% reflecting the credit risk of the debtor.

Talmei Yosef entered into a service concession agreement with the Israel Electricity Authority (“IEC”) for the construction of a PV plant in Talmei Yosef. The construction of the PV plant was completed and the PV plant was connected to the grid in November 2013. Under the terms of the agreement with the IEC, Talmei Yosef will operate the PV plant for a period of 20 years as from November 15, 2013. The IEC provides the Company a guaranteed tariff for the electricity produced of NIS 0.9631 per KWp linked to the CPI as of October 2011. The service concession agreement does not contain a renewal option.

Talmei Yosef recorded revenues of approximately NIS 757 thousand (approximately €183 thousand) in the period starting on October 18, 2017 and until December 31, 2017 as a result of the operations of the PV plant.

E.	Subsidiaries – Regulatory updates

   Italy

•
Following the approval by the Italian parliament in August 2014, a decree executed by the Italian president in June was converted into law (“Law 116/2014”) providing for a decrease in the FiT guaranteed to existing photovoltaic plants with installed capacity of more than 200 kW. Pursuant to Law 116/2014, operators of existing photovoltaic plants, such as the Company, which received a guaranteed 20-year FiT under Italian legislation, were required to choose between the following four alternatives: (i) a reduction of 6%-8% in the FiT (depending on the installed capacity of the relevant plant); (ii) extending the 20-year term of the FiT to 24 years with a reduction in the FiT in a range of 17%-25%, depending on the time remaining on the term of the FiT  for the relevant photovoltaic plant, with higher reductions applicable to photovoltaic plants that commenced operations earlier ; (iii) a rescheduling in the FiT so that during an initial period the FiT is reduced and during the second period the FiT is increased in the same amount of the reduction; or (iv) the sale of up to 80% of the revenues deriving from the incentives generated by the photovoltaic plant to a selected buyer to be identified among the top EU banks (with the selected buyer becoming eligible to receive the original FiT and not subject to the changes set forth in alternatives (i) through (iii) above). The Company chose the first option for all its Italian PV Plants. Therefore, the FiT for eight of the Company’s Italian PV Plants has been cut by 8% and the FiT for the remaining four Italian PV Plants has been cut by 7%, all effective as of January 1, 2015. In June 2015, an appeal was filed with the Italian Constitutional Court aimed to assess whether Law 116/2014 entails unconstitutional provisions, particularly insofar as they apply in a retrospective fashion. In December 2016 the Italian Constitutional Court declared that Law 116/2014 is not anti-constitutional. The incentives are paid through equal monthly installments in an amount of 90% of the average production of each plant in the relevant solar calendar year, based on the effective production before June 30th of the previous year, or if not available, on the basis of the regional forecast. The balance is paid within 60 days from the sending of the actual production data and in any event within June 30th of the subsequent year.

•
As part of the implementation of legislative decree 49/2014, in December 2015 the GSE published the guidelines regarding disposal of PV plants that benefit from incentives. In particular, the decree had established that GSE was entitled to retain a certain amount from payment of incentives as a guarantee for the cost of disposal of the panels installed on PV plants and GSE set out the determination of such retention. The guidelines provide that the retention shall start from the 11th year of incentive. The retention will be held by GSE in an interest-bearing escrow account and is to be returned to producers after evidence is provided to GSE that the panels have been disposed of correctly.

•
Art. 21 of Law 208/2015 (the 2016 Italian Budget Law) set out new criteria concerning the determination of the cadastral value of immovable assets. PV plants fall within the scope of such provision. Following the issuance of the law, on February 1, 2016, the Italian Tax Office published official clarifications to the scope of said provision. With specific reference to ground PV plants, the Italian Tax Office pointed out that on the basis of the new provision modules and inverters shall not be accounted in the determination of the associated cadastral value, which should entail a significant reduction in the calculation of the related municipal tax burden.

•
During 2015, the Company applied a tax incentive as per Article 6 paras. 13-19 of Law 23 December 2000, no. 388 (“ʺTremonti-ambienteʺ”). Article 19 of Decree 5 July 2012 provides an explanation of instances in which the tax incentive may be granted in connection with investments in photovoltaic plants  and combined with feed-in-tariffs to the extent that the Tremonti-ambiente does not exceed 20% of the amount eligible for taxation. Such incentive consists of a reduction of the taxable profit for a fiscal year equal to the amount of investments in tangible fixed assets in the same year, which are necessary to prevent, reduce and repair environmental damages, providing these investments exceed the average environmental investments made in the two previous years. The procedure to claim  the tax incentive requires that the relevant approved balance sheet or its explanatory notes show the amount of the environmental investments. Additionally, within one month from the approval of the balance sheet a specific communication concerning the amount of the eligible Tremonti‑ambiente must be made to the relevant public authority. The Tremonti‑ambiente is claimable upon filing the relevant tax return by reducing the amount of taxable profit. The Company engaged a tax consultant to determine the specific amount of environmental investments and filed the required communications with the tax authorities. The Company recorded a tax benefit in the amount of approximately €2,900 thousand. (See note 19).

•
A new resolution (no. 444 of 2016) was adopted by AEEGSI in July 2016 partly amending the previously applying modalities of payment of imbalancing. Such resolution has established that, commencing January 2017 (for PV plants with a capacity lower than 10 MWp), the discrepancy between planned and effective energy input/withdrawn shall not exceed 7.5% (+/-). In the case that such threshold is exceeded, the price paid for positive imbalancing will be reduced in such measure as not to allow any profit to the producer in relation to the forecast in question. Prior to this resolution distortive practices were often used by intentionally providing energy production forecasts materially different from the actual production in order to maximize revenues deriving from positive imbalancing payments. The provisions of resolution 444/2016 aim at incentivizing producers to keep imbalancing within said limits (+/- 7.5%). This new resolution is not expected to have a material effect on the Company’s revenues.